UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
October 5, 2018
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification Number)
110 Rose Orchard Way San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 533-0288
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Changes to Executive Compensation
Equity Awards
On October 5, 2018, the Compensation Committee of the Board of Directors of Zscaler, Inc. (“Zscaler” or the “Company”) approved (i) performance-based restricted stock units to Jagtar Chaudhry, Zscaler’s chief executive officer (the “CEO PSUs”) and (ii) a mix of long-term equity awards to certain officers of the Company, including Remo Canessa, Zscaler’s chief financial officer, in each case, under the Zscaler, Inc. Fiscal Year 2018 Equity Incentive Plan (the “2018 Plan”). The approved long-term awards to Mr. Canessa include restricted stock units (“RSUs”) and performance-based restricted stock units (“PSUs”). The CEO PSUs and the awards to Mr. Canessa are set forth in the table below. Both Mr. Chaudhry and Mr. Canessa may elect to defer settlement of their respective awards until the earliest to occur of (1) separation of service from Company; (2) death; (3) disability; (4) a change in control of the Company; or (5) a specific date as determined by the recipient.
The CEO PSUs consist of four separate PSU grants with individual annual performance periods to correspond to fiscal years 2019 through 2022. Each CEO PSU grant will be subject to vesting annually for each fiscal year from fiscal year 2019 through fiscal year 2022 based on achievement of the performance metrics to be determined each year by the Compensation Committee. For each performance year, 100% of the earned CEO PSUs will vest on the first Quarterly Vesting Date (as defined below) following the date the achievement for the applicable year performance metric is determined by the Compensation Committee. For the 2019 performance year, the total number of CEO PSUs that can be earned scales from 0 to 150% of target, based on actual achievement of the 2019 performance metric. The performance metrics and performance targets for the 2020 through 2022 performance years will be determined in the future by the Compensation Committee. For each of the CEO PSUs, receipt of any shares of common stock underlying the awards is subject to the Mr. Chaudhry continuing to be a service provider through any performance determination date or subsequent vesting date. Mr. Chaudhry intends to donate any shares of common stock issued for earned PSUs (or the proceeds from the sale thereof) to charity as part of his philanthropic commitments. A “Quarterly Vesting Date” is the first trading day on or after each of March 15, June 15, September 15 and December 15 in a given year.
In connection with the approval of the CEO PSUs, the Compensation Committee approved Mr. Chaudhry being a participant under the Company’s Change of Control and Severance Policy (the “Severance Policy”). Under the Severance Policy, if we terminate Mr. Chaudhry’s employment other than for “cause,” death or “disability” or Mr. Chaudhry resigns for “good reason” during the period beginning on a “change of control” (as such terms are defined in the Severance Policy) and ending 12 months following the change of control, Mr. Chaudhry will be eligible to receive the same benefits as other participants under the Severance Policy, including 100% of the then-unvested shares subject to his then-outstanding equity awards will become vested and exercisable, and in the case of equity awards with performance-based vesting, all performance goals and other vesting criteria will be deemed achieved at the specified percentage of target levels.
The RSUs granted to Mr. Canessa are subject to a delayed vesting schedule. The RSUs will vest over approximately six years in total, with 6.25% of the RSUs vesting on the first Quarterly Vesting Date following the date three months following the two-year anniversary of the date of grant and 6.25% of the RSUs vesting on each Quarterly Vesting Date thereafter. In the case of the RSUs, receipt of any shares of common stock underlying the award is subject to Mr. Canessa continuing to be a service provider through each such vesting date.
Mr. Canessa PSUs consist of two separate PSU grants with individual annual performance periods to correspond to fiscal years 2019 and 2020. For the 2019 performance year, the total number of PSUs that can be earned scales from 0 to 150% of target, based on actual achievement of the 2019 performance metric. The performance metrics and performance targets for the 2020 performance year will be determined in the future by the Compensation Committee. For each performance year, earned PSUs will vest on the same schedule as the RSUs, with 6.25% of the earned PSUs vesting on the first Quarterly Vesting Date following the date three months following the two-year anniversary of the date of grant and 6.25% of the PSUs vesting on each Quarterly Vesting Date thereafter. For each of the PSU awards, receipt of any shares of common stock underlying the awards is subject to the Mr. Canessa continuing to be a service provider through any vesting date.
In connection with the approval of the PSU awards, the Compensation Committee approved for use under the 2018 Plan a form of Performance Stock Unit Award Agreements (the “PSU Award Agreement”) for participants under the 2018 Plan. Pursuant to the PSU Award Agreement, in the event of a “change in control” of the Company (as defined in the 2018 Plan), prior to the end of any uncompleted performance period, the target metric of uncompleted performance periods will be deemed to have been met at 100% achievement, and the PSU will continue to vest on the existing time-based vesting schedule that would have applied to the PSU, subject to a recipient’s participation in the Severance Policy.
The following table sets forth the RSUs and PSUs awarded to our “named executive officers” as such term is defined in Item 402(a)(3) of Regulation S-K:

Name	Title	RSUs	Target PSUs
Jagtar Chaudhry	Chief Executive Officer	-	2019 Performance Period - 150,000 2020 Performance Period - 150,000 2021 Performance Period - 150,000 2022 Performance Period - 150,000
Remo Canessa	Chief Financial Officer	56,250	2019 Performance Period - 28,125 2020 Performance Period - 28,125
The foregoing summaries are qualified in their entirety by reference to the full text of the 2018 Plan and the Form of Restricted Stock Unit Agreement approved for use under the 2018 Plan, each of which was previously filed as part of Exhibit 10.2 to the Company’s Registration Statement on Form S-1 filed with the SEC on February 16, 2018 (the “Registration Statement”), the full text of the Severance Policy, which was previously filed as Exhibit 10.7 to the Registration Statement and the full text of the form of the PSU Award Agreement, which is attached hereto as Exhibit 10.1, and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Form of Performance – Based Restricted Stock Unit Award Agreement under the Zscaler, Inc. Fiscal Year 2018 Equity Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

October 10, 2018	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer